UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 5, 2021, Allegiant Travel Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters listed on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), relating to the offer, issuance and sale by the Company of 1,552,500 shares of its common stock (the “Shares” and such offering the “Offering”). The Company issued the Shares on May 10, 2021 and received proceeds of approximately $335.1 million, after deducting the Underwriters’ discounts and before deducting fees and estimated expenses related to the Offering.

The Shares are registered under the U.S. Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (File No. 333-227737) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 5, 2018, and a related prospectus, including a prospectus supplement dated May 5, 2021, filed with the Commission.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

The Company is filing a legal opinion relating to the Offering as Exhibit 5.1 to this Current Report on Form 8-K, which legal opinion is hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.    Description of Document

1.1    Underwriting Agreement, dated as of May 5, 2021 among Allegiant Travel Company and Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters listed on Schedule I to the Underwriting Agreement.

5.1    Opinion of Greenberg Traurig, LLP

23.1    Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2021	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory C. Anderson
	Name:	Gregory C. Anderson
	Title:	Chief Financial Officer

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